UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 17, 2006

Microsoft Corporation

(Exact Name of Registrant as Specified in Its Charter)

Washington

(State or Other Jurisdiction of Incorporation)

0-14278	91-1144442
(Commission File Number)	(IRS Employer Identification No.)

One Microsoft Way, Redmond, Washington	98052-6399
(Address of Principal Executive Offices)	(Zip Code)

(425) 882-8080

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On July 17, 2006, Microsoft Corporation (“the Company”) issued a press release announcing that effective the first quarter of fiscal year 2007, it will report its businesses under five operating segments, reflecting completion of the previously announced changes in the Company’s organizational structure, and how the Company will manage its business beginning in fiscal year 2007. Each of the five segments will be organized under one of the three operating divisions announced earlier in fiscal year 2006:

•	Microsoft Platforms and Services Division

•	Microsoft Business Division

•	Microsoft Entertainment and Devices Division

We are filing this Current Report on Form 8-K to provide the press release and certain other information to help investors better understand these changes.

The five operating segments are described below. The first three of these will compose the Microsoft Platforms and Services Division.

Client will include the former Client segment.

Server and Tools will include the former Server and Tools segment, excluding the Exchange Server business and certain client access licenses (CALs) related to products residing in the Microsoft Business Division.

Online Services Group will include the former MSN segment and Windows Live.

Microsoft Business Division will include the former Information Worker and Microsoft Business Solutions segments, as well as the Exchange Server business and certain CALs, formerly reported in the Server and Tools segment.

Microsoft Entertainment and Devices Division will include the former Home and Entertainment and Mobile and Embedded Devices segments.

To assist readers of the Company’s financial statements in analyzing these reporting changes and making comparisons of the Company’s financial information, we are voluntarily furnishing a summary of historical financial information previously disclosed in the Management’s Discussion and Analysis Section of our periodic reports, revised to reflect the new operating segment structure, which is attached hereto as Exhibit 99.1. This exhibit includes Segment Product Revenue/Operating Income (Loss), as previously reported and preliminary Segment Product Revenue/Operating Income (Loss) tables for the four quarters and fiscal year of fiscal 2005, and the first three quarters of fiscal year 2006, based on the new operating segment structure. The preliminary information in Exhibit 99.1 represents management’s calculations as of the date of this filing, and may change as final organizational changes may continue to take place in early fiscal year 2007.

In our annual report on Form 10-K for fiscal year 2006, the Company will report segment information using the seven operating segments that were in place for that period. The Company expects to include in its fiscal year 2006 Form 10-K a final analysis of both fiscal years 2005 and 2006 on a quarterly basis based on the new operating segment structure.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	Adjusted Segment Product Revenue/Operating Income (Loss) tables for the four quarters and fiscal year ended June 30, 2005, and the first three quarters of fiscal year 2006

99.2	Press release, dated July 17, 2006 issued by Microsoft Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROSOFT CORPORATION
(Registrant)

Date: July 17, 2006	/s/ Frank H. Brod
Frank H. Brod Corporate Vice President, Finance and Administration and Chief Accounting Officer